Exhibit 10(f)


LOTUS DEVELOPMENT CORPORATION


Certificate of Assistant Secretary

     The undersigned, Larry J. Braverman, does hereby certify that he is the Assistant Secretary of Lotus Development Corporation, a Delaware corporation (the "Company"), and that he has been duly elected or appointed to such office in accordance with the By-laws of the Company and DOES HEREBY CERTIFY that the following resolution is a true, complete and correct copy of a resolution duly adopted at a meeting of the Board of Directors of the Company on December 15, 1994, such resolution is in full force and effect on the date hereof in the form in which it was adopted and no other resolution has been adopted by the Board of Directors of the Company or any committee thereof relating to the transaction referred to in such resolution.

RESOLVED:      That the compensation for the Corporation's
non-employee Directors for 1995 shall be the sum of $24,000.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and the seal of the Company on this 20th day of March, 1995.



/s/Larry J. Braverman
----------------------
Larry J. Braverman
Assistant Secretary

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